BLDRS INDEX FUNDS TRUST

SUPPLEMENT DATED AUGUST 16, 2011 TO THE PROSPECTUS DATED JANUARY 28, 2011 OF:

BLDRS ASIA 50 ADR INDEX FUND
BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND
BLDRS EMERGING MARKETS 50 ADR INDEX FUND
BLDRS EUROPE 100 ADR INDEX FUND
(each a “Fund” and, together, the “Funds”)

BNY Mellon’s methodology rules regarding liquidity and price for inclusion in the indices (through which the Funds seek to provide investment results that correspond generally, before fees and expenses, to the price and yield performance of the relevant BNY Mellon ADR index) have changed.  Previously, any index security of the ADR Index that had (1) a price greater than or equal to $3.00, (2) a minimum 3 month average daily Depositary Receipt trading volume greater than or equal to 25,000 shares or 125,000 ordinary shares in the local market, and (3) free-float adjusted market capitalization greater than or equal to $250 million would have been eligible for inclusion into BNY Mellon ADR Indices.  Currently, there is no minimum price for inclusion.  Additionally a 3 month average daily USD volume of $100,000 in the primary ADR market and a 3 month average daily USD volume of $1,000,000 in combined global markets replace the prior liquidity criteria.  The free-float adjusted market capitalization threshold remains the same.

Beginning on September 19, 2011, the name of the “BLDRS Europe 100 ADR Index Fund” will be changed to the “BLDRS Europe Select ADR Index Fund.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.